Exhibit 99.3

ABBOTT LABORATORIES

ACTIONS OF THE AUTHORIZED OFFICERS

Pursuant to the authority granted by the Board of Directors of Abbott Laboratories      (the “Corporation”) in its December 12, 2014 resolutions and the related Designated Officer Certification dated February 18, 2015, the undersigned agree as follows:

1.                                      The Corporation shall issue $750,000,000 aggregate principal amount of 2.000% Notes due 2020 (the “2020 Notes”), $750,000,000 aggregate principal amount of 2.550% Notes due 2022 (the “2022 Notes”) and $1,000,000,000 aggregate principal amount of 2.950% Notes due 2025 (the “2025 Notes” and, together with the 2020 Notes and the 2022 Notes, the “Notes”).

2.                                      The Corporation shall issue and sell the Notes to Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC and the additional underwriters as set forth in Schedule I to the Pricing Agreement (as defined below) (collectively, the “Underwriters”) pursuant to an Underwriting Agreement, dated March 5, 2015, and a Pricing Agreement, dated March 5, 2015 (the “Pricing Agreement”), between the Corporation and the Underwriters, upon the terms and conditions set forth therein, to be issued under and in accordance with an Indenture, to be dated as of March 10, 2015, between the Corporation and U.S. Bank National Association, as Trustee (the “Trustee”), relating to the Notes and other obligations (the “Indenture”).

3.                                      In addition to the other terms provided in the Indenture with respect to securities issued thereunder, all as more particularly described in the Pricing Agreement, the Prospectus and the Prospectus Supplement relating to the Notes and the forms of Notes referred to below, the Notes shall contain the following terms:

(a)                                 The 2020 Notes shall be entitled “2.000% Notes due 2020”, the 2022 Notes shall be entitled “2.550% Notes due 2022” and the 2025 Notes shall be entitled “2.950% Notes due 2025”;

(b)                                 The 2020 Notes shall initially be limited in aggregate principal amount to $750,000,000, the 2022 Notes shall initially be limited in aggregate principal amount to $750,000,000 and the 2025 Notes shall initially be limited in aggregate principal amount to $1,000,000,000. The Company may from time to time, without notice to or the consent of the holders of the Notes, issue additional series of securities under the Indenture or additional Notes of a series of Notes.

(c)                                  Interest shall be payable to the persons in whose names the 2020 Notes, the 2022 Notes and the 2025 Notes are registered at the close of business on the applicable Regular Record Date (as defined below);

(d)                                 The principal of the 2020 Notes is payable on March 15, 2020, the principal of the 2022 Notes is payable on March 15, 2022 and the principal of the 2025 Notes is payable on March 15, 2025;

(e)                                  The 2020 Notes shall bear interest at the rate of 2.000% per annum beginning March 10, 2015.  The 2022 Notes shall bear interest at the rate of 2.550% per annum beginning March 10, 2015.  The 2025 Notes shall bear interest at the rate of 2.950% per annum beginning March 10, 2015.  Interest on the 2020 Notes, the 2022 Notes and the 2025 Notes will be payable semiannually on March 15 and September 15 of each year (each an “Interest Payment Date”), commencing on September 15, 2015.  Interest shall be paid to persons in whose names the 2020 Notes, the 2022 Notes and the 2025 Notes are registered on the March 1 or September 1 preceding the Interest Payment Date (each a “Regular Record Date”);

(f)                                   Payment of the principal of, and any premium and interest on, the 2020 Notes, the 2022 Notes and the 2025 Notes will be made at the office or agency of the Corporation maintained for that purpose in Chicago, Illinois;

(g)                                  The 2020 Notes may be redeemed at any time at Abbott’s option, in whole or from time to time in part, at a redemption price equal to the sum of (1) the greater of (y) 100% of the principal amount of the 2020 Notes being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interests on the 2020 Notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as such term is defined in the Prospectus Supplement) plus 10 basis points, and (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the 2020 Notes being redeemed;

(h)                                 The 2022 Notes may be redeemed at any time at Abbott’s option, in whole or from time to time in part, at a redemption price equal to the sum of (1) the greater of (y) 100% of the principal amount of the 2022 Notes being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interests on the 2022 Notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as such term is defined in the Prospectus Supplement) plus 12.5 basis points, and (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the 2022 Notes being redeemed;

(i)                                     The 2025 Notes may be redeemed at any time at Abbott’s option, in whole or from time to time in part, at a redemption price equal to the sum of (1) the greater of (y) 100% of the principal amount of the 2025 Notes being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interests on the 2025 Notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as such term is defined in the Prospectus Supplement) plus 15 basis points, and (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the 2025 Notes being redeemed. Notwithstanding the foregoing, if the 2025 Notes are redeemed on or after December 15, 2024, the redemption price will be 100% of the principal amount of the 2025 Notes to be redeemed plus accrued and unpaid interest, if any, to the redemption date on the principal amount of the 2025 Notes being redeemed;

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(j)                                    The 2020 Notes, the 2022 Notes and the 2025 Notes shall not provide for any sinking fund;

(k)                                 The 2020 Notes, the 2022 Notes and the 2025 Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof;

(l)                                     The payment of the principal of, and any premium and interest on, the 2020 Notes, the 2022 Notes and the 2025 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

(m)                             The payment of principal of, and any premium and interest on, the 2020 Notes, the 2022 Notes and the 2025 Notes shall not be determined with reference to an index or formula;

(n)                                 There shall be no optional currency or currency unit in which the payment of principal of, and any premium and interest on, the 2020 Notes, the 2022 Notes and the 2025 Notes shall be payable;

(o)                                 Both Section 13.2 and 13.3 of the Indenture shall apply to the 2020 Notes, the 2022 Notes and the 2025 Notes;

(p)                                 The 2020 Notes, the 2022 Notes and the 2025 Notes shall be in the form of Book-Entry Securities as set forth in the Indenture;

(q)                                 The principal amount of the 2020 Notes, the 2022 Notes and the 2025 Notes shall be payable upon declaration of acceleration pursuant to Section 5.2 of the Indenture; and

(r)                                    The other terms and conditions of the 2020 Notes, the 2022 Notes and the 2025 Notes shall be substantially as set forth in the Indenture and in the Prospectus and the Prospectus Supplement relating to the 2020 Notes, the 2022 Notes and the 2025 Notes.

4.                                      The forms of the 2020 Notes, the 2022 Notes and the 2025 Notes shall be substantially as attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively.

5.                                      The price at which the 2020 Notes shall be sold by the Corporation to the Underwriters pursuant to the Pricing Agreement shall be 99.460% of the principal amount thereof, plus accrued interest, if any, from March 10, 2015 to the time of delivery of the 2020 Notes.

6.                                      The price at which the 2022 Notes shall be sold by the Corporation to the Underwriters pursuant to the Pricing Agreement shall be 99.434% of the principal amount thereof, plus accrued interest, if any, from March 10, 2015 to the time of delivery of the 2022 Notes.

7.                                      The price at which the 2025 Notes shall be sold by the Corporation to the Underwriters pursuant to the Pricing Agreement shall be 99.343% of the principal amount thereof, plus accrued interest, if any, from March 10, 2015 to the time of delivery of the 2025 Notes.

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8.                                      The 2020 Notes initially will be offered to the public by the Underwriters at 99.810% of the principal amount thereof, plus accrued interest, if any, from March 10, 2015 to the time of delivery of the 2020 Notes.

9.                                      The 2022 Notes initially will be offered to the public by the Underwriters at 99.834% of the principal amount thereof, plus accrued interest, if any, from March 10, 2015 to the time of delivery of the 2022 Notes.

10.                               The 2025 Notes initially will be offered to the public by the Underwriters at 99.793% of the principal amount thereof, plus accrued interest, if any, from March 10, 2015 to the time of delivery of the 2025 Notes.

11.                               The execution and delivery of the Pricing Agreement, dated March 10, 2015, and substantially in the form attached hereto as Exhibit B, is hereby approved.

12.                               Subject to the provisions of the Indenture, any officer of the Corporation is hereby authorized and empowered to execute the 2020 Notes, the 2022 Notes and the 2025 Notes of the Corporation in the forms he or she deems appropriate, and to deliver such Notes to the Trustee with a written order directing the Trustee to have the Notes authenticated and delivered to such persons as such officer designates.

13.                               U.S. Bank National Association is hereby designated and appointed as Paying Agent and Securities Registrar with respect to the 2020 Notes, the 2022 Notes and the 2025 Notes.

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Dated:March 5, 2015

Authorized Officers of
Abbott Laboratories

	By	/s/ Thomas C. Freyman
	Name:	Thomas C. Freyman
	Title:	Executive Vice President, Finance and Chief Financial Officer

	By	/s/ Robert E. Funck
	Name:	Robert E. Funck
	Title:	Vice President and Controller

Signature Page to Actions of the
Authorized Officers

EXHIBIT A-1

Form of 2020 Notes

EXHIBIT A-2

Form of 2022 Notes

EXHIBIT A-3

Form of 2025 Notes

EXHIBIT B

Form of Pricing Agreement